UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 9, 2018

UNIFIRST CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-08504	04-2103460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Jonspin Road, Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (978) 658-8888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

[ ]	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of UniFirst Corporation (the “Company”) held on January 9, 2018, the Company’s shareholders voted on and approved (1) the election of Kathleen M. Camilli and Michael Iandoli as Class I Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2021 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified and the election of Steven S. Sintros as a Class II Director, nominated by the Board of Directors, to serve until the 2020 Annual Meeting of Shareholders and until his successor is duly elected and qualified, (2) on a non-binding, advisory basis, the compensation of the Company’s named executive officers as more fully described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on November 30, 2017 (the “Proxy Statement”), (3) on a non-binding, advisory basis, the holding of future non-binding, advisory votes on the compensation of the Company’s named executive officers every three years, and (4) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 25, 2018. The votes cast by the holders of the Company’s Common Stock and Class B Common Stock on each of the foregoing proposals were as follows:

Proposal 1: Election of two Class I Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2021 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified and the election of one Class II Director, nominated by the Board of Directors, to serve until the 2020 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

	Common Stock			Class B Common Stock
			Broker			Broker
	For	Withheld	Non-Votes	For	Withheld	Non-Votes
Kathleen M. Camilli	13,580,929	97,024	778,110	—	—	—
Michael Iandoli	13,514,205	163,748	778,110	46,427,740	502,920	—
Steven S. Sintros	12,383,067	1,294,886	778,110	46,427,740	502,920	—

Proposal 2: Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as more fully described in the Proxy Statement.

Common Stock				Class B Common Stock
			Broker				Broker
For	Against	Abstain	Non-Votes	For	Against	Abstain	Non-Votes
13,525,190	132,813	19,950	778,110	46,930,660	—	—	—

Proposal 3: Approval, on a non-binding, advisory basis, of the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers.

Common Stock					Class B Common Stock
				Broker					Broker
1 Year	2 Years	3 Years	Abstain	Non-Votes	1 Year	2 Years	3 Years	Abstain	Non-Votes
9,198,121	7,608	4,457,312	14,912	778,110	1,202,920	—	45,727,740	—	—

After taking into consideration the foregoing voting results and the prior recommendation of the Board of Directors in favor of holding a non-binding, advisory shareholder vote on the compensation of the Company’s named executive officers every three years, the Board of Directors, upon the recommendation of the Compensation Committee, intends for the Company to hold future non-binding advisory votes on the compensation of the Company’s named executive officers every three years.

Proposal 4: Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 25, 2018.

Common Stock				Class B Common Stock
			Broker				Broker
For	Against	Abstain	Non-Votes	For	Against	Abstain	Non-Votes
14,405,646	41,225	9,192	—	46,930,660	—	—	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIFIRST CORPORATION

Date: January 16, 2018	By:	/s/ Steven S. Sintros
Steven S. Sintros
President and Chief Executive Officer

	By:	/s/ Shane O’Connor
Shane O’Connor
Senior Vice President and Chief Financial Officer